 Exhibit 99.1
 A NASDAQ Traded Company - Symbol HBNC    February 25, 2020

 This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.  Forward-Looking Statements

 Craig M. DwightChairman &Chief Executive Officer  3

 Dynamic MidwestMarket  *

 Dynamic MidwestMarket

 Indiana and Michigan… The Right Side of Chicago  Chicago-High Taxes-High Cost of Living-Low Credit Rating    5

 LOCATIONS – 75COUNTIES – 31  BRANCHES  LOAN PRODUCTIONOFFICE  TOTAL LOANS – DECEMBER 31, 2019INDIANA – $2.1 BILLIONMICHIGAN – $1.5 BILLION  Locations  6

HORIZON BANK

Indiana and Michigan Great States to Conduct Business

- Indiana
  - ❖ Ranked 5th Best State for Business by Chief Executive Magazine in 2019 and 2018
  - ❖ Ranked 1st in Infrastructure, 4th in Business Friendliness, 4th in Cost of Doing Business, 9th in Cost of Living and 11th overall by CNBC's Ranking of America's Top States for Business in 2019
  - ❖ Budget Surplus and Reserve Fund, AAA Bond Rating, Corporate Tax Cuts scheduled through 2022
- Michigan
  - ❖ Ranked 5th in Cost of Living and 6th in Technology and Innovation by CNBC's Ranking of America's Top States for Business 2019
  - ❖ Dynamic Growth Markets in Western Michigan
  - ❖ Greater Detroit Area Economic Rebound
  - ❖ Good University and College Networks

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 7

 Stable GrowthCreatesShareholder Value  *

 Stable GrowthCreatesShareholder Value

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles    9  Complementary Revenue Streams

 ($’s in millions, except per share data)Category   December2009  December2019  Assets  $1,387  $5,244  Loans  $892  $3,641  Deposits  $952  $3,931  Trust Assets Under Management  $385  $3,296  Market Capitalization  $53  $855  Stock Price  $3.20  $19.00  Average Daily Trading Volume (1)  #4,135  #84,800    10  Growth Story  Footnote Index included in Appendix

     ($’s in Millions)  December 31, 2015  December 31, 2019  CAGR  OrganicCAGR  Commercial (“C&I”)  $185  $506  22%  6%  Commercial Real Estate (“CRE ”)  620  1,541  20%  6%  Res. Real Estate (“Res. RE”)  590  925  9%  0%  Consumer (“I/L”)  362  669  13%  9%  Total  $1,757  $3,641  16%  5%  11    High Quality, Well Diversified Loan Portfolio  2015  2019  (2)  (2)  Footnote Index included in Appendix

 ($’s in Millions)  December 31, 2015  December 31, 2019  CAGR  OrganicCAGR  Commercial (“C&I”)  $185  $506  22%  6%  Commercial Real Estate (“CRE ”)  620  1,541  20%  6%  Res. Real Estate (“Res. RE”)  590  925  9%  0%  Consumer (“I/L”)  362  669  13%  9%  Total  $1,757  $3,641  16%  5%  *  High Quality, Well Diversified Loan Portfolio  2015  2019  (2)  (2)  Footnote Index included in Appendix

 Commercial Real Estate Concentration Risk  December 31, 2017  *  Footnote Index included in Appendix

 Commercial Real Estate Concentration Risk  December 31, 2017  12    Footnote Index included in Appendix

 Average Total Deposits CAGR 16%    13  Strong Core Deposit Base  Footnote Index included in Appendix  (3)  ($’s in millions)

 *  Stable Net Interest Margin  Footnote Index included in Appendix

     14  Stable Net Interest Margin  Footnote Index included in Appendix

 Core Diluted EPS CAGR 11%    15  Robust Earnings Growth  Footnote Index included in Appendix  (4)  (4)  ($’s in millions)

     16  Low Dependence on Mortgage Revenue  (5)  Footnote Index included in Appendix  ($’s in millions)

 *  Mass & Scale Resultsin Efficiency Gains  Footnote Index included in Appendix  (6)

   17  Mass & Scale Resultsin Efficiency Gains  Footnote Index included in Appendix  (6)

 Closed 11 Locations in 2019 (4 – Horizon, 1 – LPO, 5 – Salin)Closed 21 Locations Over the Last 10 YearsAnnual Review of Branch FootprintExpansion of Interactive Teller Machines (“ITM’s”)      Branch Rationalization

 Closed 11 Locations in 2019 (4 – Horizon, 1 – LPO, 5 – Salin)Closed 21 Locations Over the Last 10 YearsAnnual Review of Branch FootprintExpansion of Interactive Teller Machines (“ITM’s”)  *  Branch Rationalization

 Building Future Shareholder Value  *  Organic and M&A

 Building Future Shareholder Value    Organic and M&A

 LOCATIONS – 75COUNTIES – 31  BRANCHES  LOAN PRODUCTIONOFFICE  TOTAL LOANS – DECEMBER 31, 2019INDIANA – $2.1 BILLIONMICHIGAN – $1.5 BILLION  An Emerging Regional Bank  20

Market Place Dynamics

- Midland, Michigan
  - Dow Chemical's commitment to the market.
  - Chemical Bank relocates headquarters.
  - Comerica is pulling back from the region.
- Oakland County, Michigan
  - 5th richest county in the country.
- Northwest Indiana
  - Double commuter track addition to the South Shore train lines.
  - High cost of living in Chicago.
- Fort Wayne, Indiana
  - Lowest cost of living of any United States city.
  - Best city to raise a family in the United States.
  - Strong regional economic development program.
- Lafayette, Indiana
  - Purdue University collaborates with contiguous cities of Lafayette and West Lafayette.
  - Subaru and other manufacturers expanding facilities.
- Greater Indianapolis, Indiana exhibits strong growth.

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 21

 Considerable Opportunitiesto Gain Market Share  22  Footnote Index included in Appendix

HORIZON BANK

Proven Ability to Capitalize

	2002-2007	2008-2013	2014-2015	2016	2017-2018	2019
11 Organic Expans.	St. Joseph, S. Bend, Elkhart, Merrillville	Kalamazoo, Indianapolis	Carmel	Ft. Wayne, Grand Rapids	Columbus,[(10)] Noblesville, Holland	
14 M&A	Anchor Mtg., Alliance	American Trust, Heartland	1st Mtg., Summit, Peoples	Farmers, LaPorte, CNB	Bargersville, Lafayette, Wolverine	Salin

❖ Footnote Index included in Appendix

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 23

   24  Building Shareholder Value after Acquisitions  Footnote Index included in Appendix  Tangible Book Value per Share CAGR 6%

Market Opportunities Abound



Growth Markets
Future Markets
Grand Rapids
Midland
Troy
Kalamazoo
Ann Arbor
Detroit
South Bend
NW Indiana
Fort Wayne
Warsaw
Toledo
Sandusky
Central Illinois
Lafayette
Indianapolis
Columbus
People
Market Share
Mergers & Acquisitions
esri

© 2019 S&P Global Market Intelligence All rights reserved. USGS

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 25

 *  Number of Banks Headquartered in Indiana and Michigan (11)  Merger OpportunitiesContinue to Flourish  On average, approximately 5% of the Banks sold each year.IN & MI 5 + IL 8 + OH 5 ~ 18  Footnote Index included in Appendix  24  13  9  10  9  14  13  17  8  9  5

     Number of Banks Headquartered in Indiana and Michigan (11)  Merger OpportunitiesContinue to Flourish  On average, approximately 5% of the Banks sold each year.IN & MI 5 + IL 8 + OH 5 ~ 18  Footnote Index included in Appendix  24  13  9  10  9  14  13  17  8  9  5

 Investingfor theFuture
 Investingfor theFuture  *

Leverage Investments in Technology

- To Enhance the Customer's Experience
  - Online Account Opening
  - Live Person Chat and Messaging
  - New Consumer Loan Platform
- To Improve Internal Processes and Link Systems
  - Upgrade Teller Platform
  - New Retail Mortgage System
  - Process and Workflow Enhancements
- Data Mining
  - New Customer Relationship Management and Referral Programs
  - Data Warehouse and Reporting Upgrades

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 28

*  Value & GrowthInvestment  As of December 31, 2019  HBNC  SNL Peer$1.0B - $5.0B  Variance  Price/Tangible Book Value  179%  157%  22%  Price/EPS (Last 12 Months)HBNC EPS LTM $1.33  12.4x  13.9x  (1.5)x  Price/EPS (Consensus Estimate 2020)HBNC 2020 EPS Consensus Est. $1.71   10.7x  11.1x  (0.4)x  Dividend Yield (as of December 31, 2019)  2.5%  1.9%  0.5%

 To Enhance the Customer’s ExperienceOnline Account OpeningLive Person Chat and MessagingNew Consumer Loan PlatformTo Improve Internal Processes and Link SystemsUpgrade Teller PlatformNew Retail Mortgage SystemProcess and Workflow EnhancementsData MiningNew Customer Relationship Management and Referral ProgramsData Warehouse and Reporting Upgrades      Leverage Investments in Technology

     Value & GrowthInvestment  As of December 31, 2019  HBNC  SNL Peer$1.0B - $5.0B  Variance  Price/Tangible Book Value  179%  157%  22%  Price/EPS (Last 12 Months)HBNC EPS LTM $1.33  12.4x  13.9x  (1.5)x  Price/EPS (Consensus Estimate 2020)HBNC 2020 EPS Consensus Est. $1.71   10.7x  11.1x  (0.4)x  Dividend Yield (as of December 31, 2019)  2.5%  1.9%  0.5%

 Horizon Outperforms the Market For Total Shareholder Return(as of December 31, 2019)    30  Horizon Bancorp, Inc.: 5-Year Total Return Comparison  Footnote Index included in Appendix

 A NASDAQ Traded Company - Symbol HBNC

 Appendix  32

   33  Footnote Index    Slide 10(1) Based on the daily trading volume for the years ended December 31, 2009 and 2019, respectively.Financial data in millions, except for stock price, as of December 31, 2009 and 2019, respectively. Slide 11(2) Organic CAGR of 6% represents the organic CAGR for the entire commercial loan portfolio over the time period presented.Slide 12Percent of total commercial real estate loans as of December 31, 2019.The outstanding balances of the commercial loans types presented as of December 31, 2019 are as follows ($’s in thousands):Non-owner Occupied R/E = $570,749Owner Occupied R/E = $519,429Lessors – 1-4 Family & Multifamily = $281,632Farmland = $67,068Devel. & Spec Land = $48,874Lessors – Student Housing = $53,108Slide 13(3) Core cost of total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 14Core net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Core cost of funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 15(4) Core net income and core diluted EPS exclude one-time merger expenses, (gain)/loss on sale of securities, death benefit of bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)

   34  Footnote Index    Slide 16(5) Mortgage Revenue is defined as interest and fee income from mortgage warehouse loans plus gain on sale of mortgage loans.Slide 17(6) Adjusted efficiency ratio excludes prepayment penalties on borrowings, (gain)/loss on sale of securities, death benefit on bank owned life insurance and gain on the remeasurement of equity interest in Lafayette Community Bancorp. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 22(7) All Key Markets are MSAs, except for Northwest Indiana which consists of Lake and Porter Counties.(8) Deposit Market Share as of June 30, 2019.(9) Large Institutions defined as total assets greater than or equal to $10.0 billion at June 30, 2019.Slide 23(10) Columbus location closed February 2018.Slide 24Core diluted EPS exclude one-time merger expenses, (gain)/loss on sale of securities, death benefit on bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 26(11) Indiana and Michigan commercial banks, savings banks and savings & loan institutions as of December 31st of each respective year.At December 31, 2019, commercial banks, savings banks and savings & loan institutions totaled 420 and 178 in Illinois and Ohio, respectively. Horizon estimates eight opportunities per year in Illinois and five opportunities per year in Ohio.

   35  Footnote Index    Slide 30As of December 31, 2019. SNL U.S. Bank includes all Major Exchange Banks in SNL’s coverage universe.Slides 36-40Use of Non-GAAP Financial MeasuresCertain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts and one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure.

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